Engagement Agreement

     This Engagement Agreement (the "Agreement") is entered into, effective as of July 1, 2002, by and between Adam Wasserman, an individual residing in the State of Florida ("Mr. Wasserman"), and Explorations Group, Inc., a Delaware publicly held corporation currently registering a class of securities under
Section 12(g) of the Securities Exchange Act of 1934, as amended ("Explorations" and the "Exchange Act," respectively, Explorations and all of its subsidiaries, whether current or subsequently formed or acquired, sometimes being collectively hereinafter referred to as the "Consolidated Corporation," and Explorations and Mr. Wasserman being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                    Preamble:

     WHEREAS, Explorations has directed The Yankee Companies, LLC, a Florida limited liability company ("Yankees"), to recommend an individual to serve as its chief financial officer and controller; and

     WHEREAS, Yankees has recommended Mr. Wasserman to Explorations' board of directors based on his knowledge and experience in financial matters, including the accounting services he has been providing to Explorations through his company, CFO On Call; and

     WHEREAS, Explorations' board of directors has determined that he is experienced and well known in the financial community and is thoroughly knowledgeable with the obligations and restrictions imposed on public companies by the Exchange Act and the Securities Act of 1933, as amended (the "Securities Act") and has requested that he serve as Explorations' chief financial officer and controller; and

     WHEREAS, Mr. Wasserman is agreeable to serving in this capacity on the terms and conditions hereinafter set forth:


     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows: Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

     Subject to the provisions set forth herein, the term of Mr. Wasserman's engagement hereunder shall be deemed to commence as of July 1, 2002 and continue until June 30, 2003, unless extended or earlier terminated by Explorations as hereinafter set forth
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1.2      Renewals.

     This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 60th day prior to termination of the then-current term.

1.3      Earlier Termination.

     Explorations shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof, subject to the provisions of
Section 1.4, for the following reasons:

(a)      For Cause:



         (1) Explorations may terminate Mr. Wasserman's engagement under this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to Mr. Wasserman, which notice shall specify the cause for termination.

         (3)   For purposes hereof, the term "cause" shall mean:

               (A) The inability of Mr. Wasserman, through sickness or other incapacity, to discharge his duties under this Agreement for 30 or more consecutive days or for a total of 60 or more days in a period of twelve consecutive months;

               (B) The refusal of Mr. Wasserman to follow the directions of Explorations' board of directors, unless Mr. Wasserman believes in good faith that such directions are contrary to law;

               (C) Dishonesty; theft; or conviction of a crime involving moral turpitude;

               (D) Material default in the performance of his obligations, services or duties required under this Agreement or materially breach of any provision of this Agreement, which default or breach has continued for five days after written notice of such default or breach.

(b)      Discontinuance of Business or Change in Control:

               In the event that Explorations discontinues operating its business or experiences a change in control, this Agreement shall terminate as of the last day of the month on which it ceases operation or such control changes with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of Explorations shall not be deemed a termination of its business.


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(c)      Death:

     This Agreement shall terminate immediately on Mr. Wasserman's death; however, all accrued compensation at such time shall be promptly paid to Mr. Wasserman's estate.

1.4      Final Settlement.

     Upon termination of this Agreement and payment to Mr. Wasserman of all amounts due him hereunder, Mr. Wasserman or his representative shall execute and deliver to the terminating entity on a form prepared by the terminating entity, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Explorations all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.


                                   Article Two
                               Scope of Engagement

2.1      Retention.

     Explorations hereby hires Mr. Wasserman and Mr. Wasserman hereby accepts such engagement, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a) Mr. Wasserman shall be engaged as the chief financial officer and controller of Explorations and shall perform the duties associated therewith by Explorations' bylaws.

(b)      Without limiting the generality of the foregoing, Mr. Wasserman shall:

         (1) Be responsible for coordinating all financial aspects of Explorations' operations, including strategic financial planning, supervision of Explorations' treasurer (if one has been appointed), and supervision of outside auditors;

         (2) Keep Explorations' Audit Committee of the board of directors fully and timely informed of all matters under its jurisdiction

         (3) Serve as Explorations' principal compliance officer and be responsible for overseeing preparation and filing of all reports of Explorations' activities required to be filed, either periodically or on a special basis with the United States Internal Revenue Service, the Securities and Exchange Commission (the "Commission"), and with other federal, state or local governmental agencies; and

         (4) Perform such other duties as are assigned to him by Explorations' board of directors, subject to compliance with all applicable laws and fiduciary obligations.


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(c)      Mr. Wasserman covenants and agrees to perform his duties in good faith and, subject to the exceptions specified in Section 2.4, to devote the required amount of his business time, energies and abilities to the proper and efficient management and execution of such duties.

2.3      Status.

(a) Mr. Wasserman shall serve as an independent contractor of Explorations and shall have no authority to act as an agent thereof, or to bind Explorations or its subsidiaries as a principal or agent thereof, all such functions being reserved to its board of directors in compliance with the requirements of its constituent documents, unless the board of directors shall otherwise authorize.

(b) Mr. Wasserman hereby covenants and agrees that he shall not hold himself out as an authorized agent of Explorations unless such authority is specifically assigned to him, on a case by case basis, by its board of directors pursuant to a duly adopted resolution which remains in effect.

(c) Mr. Wasserman hereby represents and warrants to Explorations that he is subject to no legal, self regulatory organization (e.g., National Association of Securities Dealers, Inc.'s bylaws) or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, Mr. Wasserman hereby irrevocably covenants and agrees to immediately bring to the attention of Explorations any facts required to make the foregoing representation and warranty continuously accurate throughout the term of this Agreement, or any supplements or extensions thereof.

2.4      Non-Exclusivity.

     Mr. Wasserman shall, unless specifically otherwise authorized by Explorations' board of directors, devote his business time in a way that the affairs of Explorations are satisfied; provided, however, that Explorations hereby recognizes that Mr. Wasserman is involved with other business ventures and hereby consents to his continuation in such roles, provided that he will resolve any actual conflicts of interest resulting from such roles in favor of Explorations whenever possible and practical.

2.5      Limitations on Services

(a) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc., in-house "due diligence" or "compliance" departments of Licensed Securities Firms, etc.; accordingly, Mr. Wasserman agrees that he will not:

         (1) Release any financial or other material information or data about Explorations without the prior written consent and approval of Explorations' General Counsel;

         (2) Conduct any meetings with financial analysts without informing Explorations' General Counsel and board of directors in advance of the proposed meeting and the format or agenda of such meeting.

(b) In any circumstances where Mr. Wasserman is describing the securities of Explorations to a third party, Mr. Wasserman shall disclose to such person any compensation received from Explorations

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         to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended.

(c) In rendering his services, Mr. Wasserman shall not disclose to any third party any confidential non-public information furnished by Explorations or American Internet or otherwise obtained by it with respect to Explorations, except on a need to know basis, and in such case, subject to appropriate assurances that such information shall not be used, directly or indirectly, in any manner that would violate state or federal prohibitions on insider trading of Explorations' securities.

(d) Mr. Wasserman shall not take any action which would in any way adversely affect the reputation, standing or prospects of Explorations or which would cause Explorations to be in violation of applicable laws.


                                  Article Three
                                  Compensation

3.1      Compensation.

     As  consideration  for  Mr.  Wasserman's  services  to  Explorations,   Mr.
Wasserman shall be entitled to:

(a) (1) Compensation at the rate of $85.00 per hour of time actually devoted to his duties as Explorations' chief financial officer and controller as specified in Article 2.2, as well as reimbursement for all reasonable expenses incurred by him in the course of his duties, plus $1,000 each month in Explorations' common stock provided further that until such time as Explorations' stock is publicly trading, he shall receive 2,000 shares of Explorations' common stock per month, par value $0.01., provided that:

                  (A) He has not been discharged by Explorations for cause;

                  (B) He fully complies with the provisions of this Agreement, including, without limitation, the confidentiality and non-competition sections hereof.

         (2)               (A) The compensation specified above in subsection
                           (a) (1) shall be paid at the end of each month. All compensation for services shall be deemed fully earned as of the end of each month. Explorations agrees that any stock certificates which are delivered to Mr. Wasserman pursuant to this agreement will never be canceled by Explorations or at its direction for any reason except by court order.

                  (B) The number of shares of stock issued pursuant to this paragraph will be calculated based on the shares' average closing transaction price, as reported on such exchanges as the securities may be traded on or, if not traded on any exchange, as reported on an over-the-counter trading medium (such as the OTC Bulletin Board), for the month then ending.


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                  (C)      Stock certificates will be issued to Adam Wasserman
                           or to his designee, if he so requests in writing. Explorations will use reasonable efforts to assure that its transfer agent delivers stock certificates to Mr. Wasserman within ten (10) days of the end of each month in which Mr. Wasserman performed the requested services.

         (3) Mr. Wasserman hereby represents, warrants, covenants and acknowledges that:

                  (A) The securities being issued as compensation under this Agreement (the "Securities") will be issued without registration under the provisions of Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida (the "Florida Act") pursuant to exemptions provided pursuant to Section 4(6) of the Act and comparable provisions of the Florida Act;

                  (B) Mr. Wasserman shall be responsible for preparing and filing any reports concerning this transaction with the Commission and with Florida Division of Securities, and payment of any required filing fees (none being expected);

                  (C) All of the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to Explorations is provided to Explorations' General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

                  (D) Explorations' transfer agent shall be instructed not to transfer any of the Securities unless the General Counsel for Explorations advises it that such transfer is in compliance with all applicable laws;

                  (E) Mr. Wasserman is acquiring the Securities for his own account, for investment purposes only, and not with a view to further sale or distribution; and

                  (F) Mr. Wasserman or his advisors have examined Explorations' books and records and questioned its officers and directors as to such matters involving Explorations as he deemed appropriate.

         (4) In the event that Explorations files a registration or notification statement with the Commission or any state securities regulatory authorities registering or qualifying any of its securities for sale or resale to the public as free trading securities, it will notify Mr. Wasserman of such intent at least 15 business days prior to such filing, and shall, if requested by him, include any shares theretofore issued upon exercise of the Options in such registration or notification statement, provided that Mr. Wasserman cooperates in a timely manner with any requirements for such registration or qualification by notification, including, without limitation, the obligation to provide complete and accurate information therefor, and provided further that in conjunction with any such registration, Mr. Wasserman must comply with any reasonable restrictions on sales of the registered securities generally required by an underwriter of securities included in such registration statement.

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(b) In addition to the compensation described above:

         (1) In the event that Mr. Wasserman arranges or provides funding for the Consolidated Corporation on terms more beneficial than those reflected in the Consolidated Corporation's current principal financing agreements, copies of which are included among the Consolidated Corporation's records available through the SEC's EDGAR web site, Mr. Wasserman shall be entitled, at its election, to either:

                  (A) A fee equal to 5% of such savings, on a continuing basis; or

                  (B) If equity funding is provided through Mr. Wasserman or any affiliates thereof, a discount of 5% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 25% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

                  (C) If equity funding is arranged by Mr. Wasserman and the Colsolidated Corporation is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, then Mr. Wasserman shall be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

         (2) In the event that Mr. Wasserman generates business for the Consolidated Corporation, then, on any sales resulting therefrom, Mr. Wasserman shall be entitled to a commission equal to 5% of the net income derived by the Consolidated Corporation therefrom, on a continuing basis.

3.2      Benefits

         As an independent contractor, Mr. Wasserman will not be entitled to any benefits generally made available to Explorations employees, unless otherwise agreed to in writing by Explorations' board of directors.

3.3      Indemnification.

     Explorations will defend, indemnify and hold Mr. Wasserman harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of Explorations, its affiliates or for other persons or entities at the request of the board of directors of Explorations, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for Mr. Wasserman to incur any out of pocket expenses; provided, however, that Mr. Wasserman permits Explorations to select and supervise all personnel involved in such defense and that Mr. Wasserman waives any conflicts of interest that such personnel may have as a result of also representing Explorations, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

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                                  Article Four
                                Special Covenants

4.1      Confidentiality.

(a) Mr. Wasserman acknowledges that, in and as a result of his engagement hereunder, he will be developing for Explorations, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as Explorations' trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by Explorations, Mr. Wasserman hereby covenants and agrees that he shall not, at anytime during or following the terms of his engagement hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his engagement by Explorations, or Explorations' affiliates.

(b) In the event of a breach or threatened breach by Mr. Wasserman of any of the provisions of this Section 4.1, Explorations, in addition to and not in limitation of any other rights, remedies or damages available to Explorations, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Mr.
     Wasserman, or by Mr. Wasserman's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

4.2      Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to Explorations as a result of a breach by Mr. Wasserman of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Explorations' interests, Mr. Wasserman hereby covenants and agrees that Explorations shall have the following additional rights and remedies in the event of a breach hereof:

(a) Mr. Wasserman hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section
         4.1 hereof; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Explorations may sustain prior to the effective enforcement of such injunction, Mr. Wasserman hereby covenants and agrees to pay over to Explorations, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

         (i) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or


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         (ii)     The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Explorations as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Explorations for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Explorations from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

     Mr.  Wasserman  hereby  irrevocably  agrees that the remedies  described in
Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which Explorations is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

     Mr. Wasserman hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Explorations, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Mr. Wasserman hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Mr. Wasserman hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, Mr. Wasserman hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

     Mr. Wasserman hereby covenants and agrees that he will not do any act or incur any obligation on behalf of Explorations or American Internet of any kind whatsoever, except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action.

4.6      Covenant not to Disparage

     Mr. Wasserman hereby irrevocably covenants and agrees that during the term of this Agreement and after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Consolidated Corporation, its constituent members, or their officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Consolidated Corporation, to other business or financial matters or to personal matters.



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                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                                To Mr. Wasserman:

          Adam Wasserman, 1643 Royal Grove Way, Weston, Florida 33327; Telephone (800) 867-0078; Facsimile (954) 384-2900; e-mail adamw@cfooncall.com


                                To Explorations:

                            Explorations Group, Inc.
               2500 North Military Trail, Suite 225-D; Boca Raton,
        Florida 33431 Telephone (561) 997-1188, Fax (561) 998-3425; and,
                        e-mail michelle@popstarzinc.com;
                      Attention: President; with a copy to

                          Vanessa H. Lindsey, Secretary
                            Explorations Group, Inc.
                1985 Southeast 20th Street, Ocala, Florida 34471
               Telephone (352) 694-6661, Fax (352) 694-1325; and,
                     e-mail, operations@yankeecompanies.com

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that Yankees serves as a strategic consultant to Explorations and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

(c) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Explorations' general counsel, who has reviewed, approved and caused modifications on behalf of Explorations, from representing anyone other than Explorations in this transaction.


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5.2      Amendment.

(a) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(b) This Agreement may not be modified without the consent of a majority in interest of Explorations' stockholders.

5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Dispute Resolution.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:


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         (1)               (A) First, the issue shall be submitted to mediation
                           before a mediation service in Broward County, Florida, to be selected by lot from four alternatives to be provided, two by Explorations and two by Mr. Wasserman.

                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period.

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from four alternatives to be provided, two by Explorations and two by Mr. Wasserman.

         (3) (A) Expenses of mediation shall be borne by Explorations, if successful.

                  (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (C) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(a) This Agreement may not be assigned by Mr. Wasserman without the prior written consent of Explorations.

(b) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

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5.12     Status.

     Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; rather, the relationship established hereby is that of independent contractor to Explorations, as the term "independent contractor" is defined by the United States Internal Revenue Service. In conjunction therewith, Mr. Wasserman shall be responsible for his own tax reporting and payment obligations, and shall have the sole and exclusive responsibility and liability for making all reports and contributions, withholdings, payments and taxes to be collected, withheld, made and paid with respect to the services to be performed hereunder, whether pursuant to any social security, unemployment insurance, worker's compensation law or other federal, state or local law now in force in effect or hereafter enacted. In amplification of the foregoing, except as otherwise may be agreed by the Parties in writing, Mr. Wasserman shall be responsible for providing his own office facilities and supporting personnel.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(c) This Agreement shall not be more strictly interpreted against any Party as a result of its authorship.


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         In Witness Whereof, the Parties have executed this Agreement, effective as of the date set forth above.

Signed, Sealed & Delivered
         In Our Presence
                                                    Mr. Wasserman
--------------------------

--------------------------                          /s/ Adam Wasserman
                                                     Adam Wasserman


                                                    Explorations Group, Inc.,
                                                    a Delaware corporation
--------------------------

__________________________                 By:      /s/ Michelle Tucker
                                                     Michelle Tucker
                                                     President

(CORPORATE SEAL)
                                           Attest:  /s/ Vanessa H. Lindsey
                                                    Vanessa H. Lindsey
                                                    Secretary


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